UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

MOTIVE CAPITAL CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41127	98-1627112
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7 World Trade Center, 250 Greenwich St., Floor 47 New York, NY	10007
(Address of principal executive offices)	(Zip Code)

(212) 651-0200 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	MTVC U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	MTVC	New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	MTVC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 6, 2021, the Registration Statement on Form S-1 (File No. 333-261084) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Motive Capital Corp II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on December 6, 2021, a registration statement on Form S-1 (File No. 333-261516) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing. On December 9, 2021, the Company consummated the IPO of 30,000,000 Units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company, each whole warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share (the “Warrants”). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000. Concurrently, Motive Capital Funds Sponsor II, LLC (the "Sponsor") also purchased 10,666,667 Private Placement Warrants (defined below) for $16,000,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	an Underwriting Agreement, dated December 6, 2021, between the Company, UBS Securities LLC and J.P. Morgan Securities LLC, as representatives of the underwriters named in Schedule I therein, which contains customary representations and warranties and indemnification of the underwriter by the Company;

•	a Private Placement Warrants Purchase Agreement, dated December 6, 2021, between the Company and the Sponsor, pursuant to which the Sponsor purchased 10,666,667 private placement warrants, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, at a price of $1.50 per warrant (the “Private Placement Warrants” and, together with the Public Warrants, the “Warrants”);

•	a Warrant Agreement, dated December 6, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the Warrant Agreement;

•	an Investment Management Trust Agreement, dated December 6, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee (the “Investment Management Trust Agreement”), which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Private Placement Warrants, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the Investment Management Trust Agreement;

•	a Registration and Shareholder Rights Agreement, dated December 6, 2021, between the Company and the Sponsor, which provides for customary demand and piggy-back registration rights for the Sponsor, as well as certain transfer restrictions applicable to the Sponsor with respect to the Company’s securities, and, upon consummation of the Company’s initial business combination, the right of the Sponsor to nominate three individuals for election to the Company’s board of directors;

•	a Letter Agreement, dated December 6, 2021, among the Company, the Sponsor and each executive officer and director of the Company, pursuant to which the Sponsor and each executive officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him, her or it in favor of the Company's initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within the completion window; to certain transfer restrictions with respect to the Company's securities; to certain indemnification obligations of the Sponsor; and the Company has agreed not to enter into a definitive agreement regarding an initial business combination without the prior consent of the Sponsor; and

•

a Forward Purchase Agreement, dated December 6, 2021, between the Company and MCF2 Sponsor II

Aggregator, LLC, a Delaware limited liability company (the “Motive Fund Vehicle”) (the “Forward Purchase Agreement”). Pursuant to the Forward Purchase Agreement, the Motive Fund Vehicle has committed that it intends to purchase, subject to the approval of its investment committee and sufficiency of capital to purchase, 10,000,000 forward purchase units for $10.00 per unit, or an aggregate amount of $100,000,000, in a private placement that will close concurrently with the closing of the Company’s initial business combination.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.1, 4.1, 10.2, 10.3, 10.4, and 10.5, respectively.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneous with the consummation of the IPO and the issuance and sale of the Units, the Company consummated the private placement of 10,666,667 Private Placement Warrants at a price of $1.50 per Private Placement Warrant, generating total proceeds of $16,000,000 (the “Private Placement”). The Private Placement Warrants, which were purchased by the Sponsor, are substantially similar to the Public Warrants, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) subject to certain limited exceptions, will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Warrants have been issued pursuant to, and are governed by the Warrant Agreement.

Item 5.03.	Amendments to Memorandum and Articles of Association.

On December 3, 2021 and effective December 6, 2021, in connection with the IPO, the Company adopted its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is filed herewith as Exhibit 3.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement between the Company, UBS Securities LLC and J.P. Morgan Securities LLC
3.1	Amended and Restated Memorandum and Articles of Association
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1	Letter Agreement among the Company, the Sponsor and the Company’s officers and directors
10.2	Investment Management Trust Account Agreement between Continental Stock Transfer & Trust Company and the Company
10.3	Registration and Shareholder Rights Agreement between the Company and the Sponsor
10.4	Private Placement Warrants Purchase Agreement between the Company and the Sponsor
10.5	Forward Purchase Agreement between the Company and MCF2 Sponsor II Aggregator, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2021

MOTIVE CAPITAL CORP II

By:	/s/ Rob Heyvaert
Name: Rob Heyvaert
Title: Chief Executive Officer